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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (File Nos. 333-2441, 333-15819, 333-22153, 333-31795,
333-07661, 333-48385 and 333-57234) and Form S-8 (File No. 333-53292) of
ImmunoGen, Inc. of our report dated August 14, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

Boston, Massachusetts
September 28, 2001